UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2024
ZIONS BANCORPORATION, NATIONAL ASSOCIATION
(Exact name of registrant as specified in its charter)

United States of America	001-12307	87-0189025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One South Main,	Salt Lake City,	Utah	84133-1109
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code (801) 844-7637

(Former name or former address, if changed since last report.)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	ZION	The NASDAQ Stock Market, LLC
Depositary Shares each representing a 1/40th ownership interest in a share of:
Series A Floating-Rate Non-Cumulative Perpetual Preferred Stock	ZIONP	The NASDAQ Stock Market, LLC
Series G Fixed/Floating-Rate Non-Cumulative Perpetual Preferred Stock	ZIONO	The NASDAQ Stock Market, LLC
6.95% Fixed-to-Floating Rate Subordinated Notes due September 15, 2028	ZIONL	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) (c)    On February 23, 2024, Zions Bancorporation, N.A. (the “Company”) announced several leadership changes which will become effective April 1, 2024, including the following:

Scott Anderson, who has served as President and Chief Executive Officer of the Company’s Zions Bank division and as Executive Vice President of the Company since 1998, will retire from his positions following a 33-year career with the bank.  Mr. Anderson was a named executive officer in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on March 23, 2023 (the “2023 Proxy Statement”).  He will become a non-executive chairman of Zions Bank.

Paul E. Burdiss, who has served as the Company’s Executive Vice President and Chief Financial Officer since 2015, will succeed Mr. Anderson as President and Chief Executive Officer of Zions Bank. Mr. Burdiss will also continue to serve as Executive Vice President of the Company.

R. Ryan Richards will succeed Mr. Burdiss as Executive Vice President and Chief Financial Officer of the Company, having previously served as the Company’s Senior Vice President and Corporate Controller since 2021. The Company has not yet named a successor Corporate Controller.

There are no family relationships between Messrs. Burdiss or Richards and any director or other executive officer of the Company, nor any arrangement or understanding between either of them and any other person pursuant to which he was selected as an officer. Further biographical information for Messrs. Burdiss and Richards and information about the Company’s executive compensation, incentive plans, and benefits can be found in the Company’s 2023 Proxy Statement.

The Company issued a press release on February 23, 2024, regarding these matters. The press release is set forth in its entirety and attached as Exhibit 99.1 to this Form 8-K.
ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Zions Bancorporation Press Release dated February 23, 2024
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION, NATIONAL ASSOCIATION

By:	/s/ Thomas E. Laursen
Name:	Thomas E. Laursen
Title:	Executive Vice President and Corporate General Counsel

Date: February 23, 2024